CERTIFIED TRUE COPY
TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

**COMPANIES ACT 2016**

**SECTION 15**

**NOTICE OF REGISTRATION**

| | | |
|---|---|---|
| **REGISTRATION NO.** | : | **1274590-W** |
| **DATE** | : | **02-Apr-2018 12:46 PM** |
| **TYPE OF COMPANY** | : | **By Shares** |

This is to inform that **ANTARA RIMBUN SDN. BHD.** is incorporated under the Companies Act 2016 and the company is a private company.

Registrar of Companies

NOTE: THIS IS AN AUTOGENERATED MESSAGE. PLEASE DO NOT REPLY TO THIS MESSAGE.

**AKTA SYARIKAT 2016**

**SEKSYEN 15**

**NOTIS PENDAFTARAN**

| | | |
|---|---|---|
| **NO. PENDAFTARAN** | : | **1274590-W** |
| **TARIKH** | : | **02-Apr-2018 12:46 PM** |
| **JENIS SYARIKAT** | : | **Berhad Menurut Saham** |

Dimaklumkan bahawa **ANTARA RIMBUN SDN. BHD.** telah diperbadankan di bawah Akta Syarikat 2016 dan syarikat ini adalah sebuah syarikat sendirian.

Pendaftar Syarikat

NOTA: INI ADALAH MESEJ YANG DIJANAKAN SECARA AUTOMATIK. MOHON TIDAK MEMBERIKAN MAKLUMBALAS KEPADA MESEJ INI.

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
( Agensi di bawah KPDNKK )

**AKTA SYARIKAT 2016** **[Seksyen 17]**

**(AKTA 777)**

# PERAKUAN PEMERBADANAN SYARIKAT PERSENDIRIAN

Dengan ini diperakui bahawa

## ANTARA RIMBUN SDN. BHD.
**(1274590-W)**

pada dan mulai dari 02 haribulan April 2018 telah diperbadankan di bawah Akta Syarikat 2016, dan bahawa syarikat ini adalah sebuah syarikat berhad menurut syer dan bahawa syarikat ini adalah sebuah syarikat persendirian.

Bertarikh di **KUALA LUMPUR** pada 02 haribulan April 2018.

CERTIFIED TRUE COPY
TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

**DATO' ZAHRAH ABD WAHAB FENNER**
PENDAFTAR SYARIKAT
MALAYSIA

SURUHANJAYA SYARIKAT MALAYSIA
e-Info
COMPANIES COMMISSION OF MALAYSIA

ID pengguna : samlai

Tarikh : Mon Apr 30 14:49:53 +08 2018

Tarikh Cetakan : 30-04-2018

Salinan sijil ini diperolehi melalui Perkhidmatan SSM e-Info sehingga 30-04-2018 14:49:53

MENARA SSM@SENTRAL, NO. 7 JALAN SENTRAL 5, KUALA LUMPUR SENTRAL, 50470 KUALA LUMPUR.
Tel: 03-2299 4400 Fax: 03-2299 4411

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA

AKTA SYARIKAT 2016 [Seksyen 28]

No. Syarikat – MyCoID

| | |
|---|---|
| 1274590 | W |

# NOTIS PERAKUAN PEMERBADANAN ATAS PERTUKARAN NAMA SYARIKAT

Dengan ini diperakui bahawa

**ANTARA RIMBUN SDN. BHD.**

yang telah diperbadankan di bawah Akta Syarikat 2016, pada 02 haribulan April 2018, sebagai sebuah syarikat persendirian, pada 05 haribulan Julai 2018 telah menukar namanya kepada

**NIMPMOS SDN. BHD.**

dan bahawa syarikat ini adalah sebuah syarikat persendirian dan adalah sebuah syarikat berhad menurut syer.

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

Pendaftar Syarikat Malaysia

Notis ini dicetak oleh komputer, oleh itu tidak perlu ditandatangani

UserID : aiman Date : 05/07/2018 09:29:10 AM

MENARA SSM@SENTRAL
NO. 7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50623 KUALA LUMPUR
OPERATOR: 03-2299 4400 CONTACT CENTRE: 03-7721 4000 FAKS : 03 - 7721 4001 EMEL : enquiry@ssm.com.my

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA

AKTA SYARIKAT 2016 [Seksyen 28]

No. Syarikat – MyCoID

| | |
|---|---|
| 1274590 | W |

# NOTIS PERAKUAN PEMERBADANAN ATAS PERTUKARAN NAMA SYARIKAT

Dengan ini diperakui bahawa

**NIMPMOS SDN. BHD.**

yang telah diperbadankan di bawah Akta Syarikat 2016, pada 02 haribulan April 2018, sebagai sebuah syarikat persendirian, pada 12 haribulan September 2018 telah menukar namanya kepada

**CANNISAPP SDN. BHD.**

dan bahawa syarikat ini adalah sebuah syarikat persendirian dan adalah sebuah syarikat berhad menurut syer.

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

Pendaftar Syarikat Malaysia

Notis ini dicetak oleh komputer, oleh itu tidak perlu ditandatangani

UserID : ahafsah Date : 12/09/2018 08:55:33 AM

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

COMPANIES ACT 2016
Section 14
APPLICATION FOR REGISTRATION OF A COMPANY

| PARTICULARS OF COMPANY | |
|---|---|
| Proposed company name | ANTARA RIMBUN SDN. BHD. |
| Lodging Reference No | ACN25032018864834 |
| Purpose | N - NEW INCORPORATION |
| Company Type | S - LIMITED BY SHARES |
| Sub Type | SDN. BHD. |
| Incorporation Date | 02/04/2018 |
| Company Registration No | 1274590-W |

| | General nature of business | MSIC Code |
|---|---|---|
| 1 | Activities of holding companies | 64200 |
| 2 | Buying, selling, renting and operating of self-owned or leased real estate – residential buildings | 68101 |
| 3 | Export and import of a variety of goods without any particular specialization n.e.c. | 46909u |

| | |
|---|---|
| Business Description | TO CARRY ON THE BUSINESS AS GENERAL MERCHANTS, TRADERS, DEALERS, IMPORTERS, EXPORTERS, DISTRIBUTORS, BUYING OR SELLING COMMISSION AGENTS AND DEAL IN ALL KINDS OF GOODS, MERCHANDISE, COMMODITIES AND ARTICLES, BOTH WHOLESALE AND RETAIL, AND TO TRANSACT EVERY KIND OF AGENCY BUSINESS WHICH INVOLVES THE BUYING, SELLING, MANUFACTURING, ASSEMBLING AND DEALING IN AND WITH GOODS AND MERCHANDISE OF ALL DESCRIPTIONS. TO PURCHASE OR OTHERWISE ACQUIRE FOR INVESTMENT IN MALAYSIA OR ELSEWHERE ANY REAL, PERSONAL OR MOVABLE PROPERTY OR ANY RIGHTS OR INTERESTS THEREIN AND TO CREATE, SELL AND DEAL IN FREEHOLD AND LEASEHOLD, GROUND RENTS AND TO MAKE ADVANCE UPON THE SECURITY OF LAND, HOUSE, OTHER PROPERTY OR ANY INTEREST THEREIN AND GENERALLY TO DEAL IN LAND, HOUSE AND ANY OTHER PROPERTY WHETHER FOR VALUABLE CONSIDERATION OR NOT. TO ACQUIRE AND HOLD FOR INVESTMENT SHARES, STOCKS, DEBENTURES, DEBENTURE STOCKS, BONDS, OBLIGATIONS AND SECURITIES ISSUED OR GUARANTEED BY ANY COMPANY, PRIVATE UNDERTAKING, SYNDICATE, GOVERNMENT, SOVEREIGN RULER, COMMISSIONS, PUBLIC BODY OR AUTHORITY BY ORIGINAL SUBSCRIPTION, TENDER, PURCHASE, TRANSFER, EXCHANGE OR OTHERWISE AND TO EXERCISE ALL RIGHTS AND POWERS CONFERRED BY OR INCIDENTAL TO THE OWNERSHIP THEREOF AND IN PARTICULAR TO SELL, TRANSFER, EXCHANGE OR OTHERWISE DISPOSE OF THE SAME. |
| Registered Address | B-09-03, EMPIRE SOHO, EMPIRE SUBANG JALAN SS 16/1 47500 SUBANG JAYA SELANGOR MALAYSIA |
| Email | yap@globalview.com.my |
| Office No | 0356115301 |
| Fax number | NIL |

| | |
|---|---|
| Business Address | NIL |
| Office No | NIL |
| Fax number | NIL |

| PARTICULARS OF DIRECTOR | | | | | | | |
|---|---|---|---|---|---|---|---|
| Director Name | ID Type | Identification No | Nationality | Address | Date of birth | Race | Email |
| YAP KIAN MUN | NRIC | 730909105301 | MALAYSIA | B-09-03, EMPIRE SOHO, EMPIRE SUBANG, JALAN SS 16/1, 47500 SUBANG JAYA SELANGOR MALAYSIA | 09/09/1973 | CHINESE | yap@globalview.com.my |

| PARTICULARS OF MEMBER | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| Member Name | ID Type | Identification No | Nationality | Address | Race | Email | Price per share | Class of share | Number of share |
| YAP KIAN MUN | NRIC | 730909105301 | MALAYSIA | B-09-03, EMPIRE SOHO, EMPIRE SUBANG, JALAN SS 16/1, 47500 SUBANG JAYA SELANGOR MALAYSIA | CHINESE | yap@globalview.com.my | 1.0000 | Ordinary | 1 |
| | | | | | | | | Total number of shares | 1 |

| Declaration |
| --- |
| I confirm that the facts and information stated in this document are true and to the best of my knowledge.<br><br>Name : YAP KIAN MUN<br>Date of Application :01/04/2018 |
| ATTENTION:<br><br>It is an offence under section 591 of the Companies Act 2016 to make or authorize the making of a statement that a person knows is false or misleading and that person may be liable, upon conviction, to imprisonment for a term not exceeding ten years or to a fine not exceeding RM3 million or to both. |

| Lodger Information | |
| --- | --- |
| Name | YAP KIAN MUN |
| NRIC | 730909105301 |
| Prescribed body | Malaysian Institute of Chartered Secretaries and Administrators (MAICSA) |
| License No/Membership No | MAICSA7021532 |
| Address | B-09-03, EMPIRE SOHO, EMPIRE SUBANG JALAN SS 16/1 SUBANG JAYA 47500 SELANGOR MALAYSIA |
| Phone No. | 0162815500 |
| Email | yap@globalview.com.my |

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

# COMPANIES ACT 2016
## Section 58
# NOTIFICATION OF CHANGE IN THE REGISTER OF DIRECTORS, MANAGERS AND SECRETARIES

| PARTICULARS OF COMPANY | |
|---|---|
| **Reference Number** | CPO250920181295506 |
| **Company Name** | CANNISAPP SDN. BHD. |
| **Registration No.** | 1274590-W |

| SECTION H: NEW SECRETARY | |
|---|---|
| **Identification Number** | 700822015090 |
| **Name** | TEO SOON MEI |
| **Date of Birth** | 22/08/1970 |
| **Gender** | Female |
| **Race** | CHINESE |
| **Nationality** | MALAYSIA |
| **License No OR Membership No** | MAICSA7018590 |
| **Business Occupation** | CHARTERED SECRETARY |
| **Date Of Appointment** | 21/09/2018 |
| **Residential Address** | NO. 7-1 JALAN 109F, PLAZA DANAU 2, TAMAN DANAU DESA, KUALA LUMPUR W.P. KUALA LUMPUR 58100 MALAYSIA |
| **Email** | secmgr2@amerits.com.my |

| SECTION I: CESSATION OF SECRETARY | |
|---|---|
| **Identification Number** | 670901085199 |
| **Name** | TANG LAI MENG |
| **Date of Cessation** | 21/09/2018 |
| **Cessation Reason** | RESIGNATION |

In cases of a single director in a company at any one time, please ensure that there is no contradicting clause in the Constitution relating to minimum director

**Declaration:**

I confirm that the facts and information stated in this document are true and to the best of my knowledge

**Attention:**
It is an offence under Section 591 of the Companies Act 2016 to make or authorize the making of a statement that a person knows is false or misleading and that person may be liable, upon conviction, to imprisonment for a term not exceeding ten years or to a fine not exceeding RM3 million or to both

| PARTICULARS OF LODGER | |
|---|---|
| **Lodger Type** | Malaysian Institute of Accountants (MIA) |
| **Membership No** | MIA24398 |
| **Name** | TANG LAI MENG |

| | |
|---|---|
| **Identification** | 670901085199 |
| **Address** | 22, JALAN 2, TAMAN KERAMAT INDAH, BAGAN SERAI 34300 PERAK MALAYSIA |
| **Contact No** | 0174823238 |
| **Email** | esourceconsulting@gmail.com |

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

# COMPANIES ACT 2016
## Section 58
## NOTIFICATION OF CHANGE IN THE REGISTER OF DIRECTORS, MANAGERS AND SECRETARIES

| PARTICULARS OF COMPANY | |
|---|---|
| **Reference Number** | CPO140920181273565 |
| **Company Name** | CANNISAPP SDN. BHD. |
| **Registration No.** | 1274590-W |

| SECTION B: NEW DIRECTOR | |
|---|---|
| **Identification Number** | 670716105135 |
| **Name** | CHING EU BOON |
| **Designation** | Director |
| **Date of Birth** | 16/07/1967 |
| **Gender** | Male |
| **Race** | CHINESE |
| **Nationality** | MALAYSIA |
| **Business Occupation** | DIRECTOR |
| **Date Of Appointment** | 13/09/2018 |
| **Residential Address** | 40 JALAN KELAB GOLF 13/5,<br>KGSAAS GREEN MEADOW,<br>40100 SHAH ALAM<br>SELANGOR MALAYSIA |
| **Service Address** | NIL |
| **Email** | ebching@hotmail.com |

| SECTION C: CESSATION OF DIRECTOR | |
|---|---|
| **Identification Number** | 910515146301 |
| **Name** | NG WENG LOONG |
| **Designation** | Director |
| **Date of Cessation** | 13/09/2018 |
| **Cessation Reason** | RESIGNATION |

In cases of a single director in a company at any one time, please ensure that there is no contradicting clause in the Constitution relating to minimum director

**Declaration:**
I declare that at least 1 director of this company resides in Malaysia.
I declare status of "sole director" is in compliance with the company constitution/ companies act 2016

I confirm that the facts and information stated in this document are true and to the best of my knowledge

**Attention:**
It is an offence under Section 591 of the Companies Act 2016 to make or authorize the making of a statement that a person knows is false or misleading and that person may be liable, upon conviction, to imprisonment for a term not exceeding ten years or to a fine not exceeding RM3 million or to both

| PARTICULARS OF LODGER | |
|---|---|
| **Lodger Type** | Malaysian Institute of Accountants (MIA) |
| **Membership No** | MIA24398 |
| **Name** | TANG LAI MENG |
| **Identification** | 670901085199 |
| **Address** | 22, JALAN 2, TAMAN KERAMAT INDAH, BAGAN SERAI 34300 PERAK MALAYSIA |
| **Contact No** | 0174823238 |
| **Email** | esourceconsulting@gmail.com |

CERTIFIED TRUE COPY

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)
Date: 02 OCT 2018

**COMPANIES ACT 2016**

**SECTION 46(3)**

**NOTIFICATION OF CHANGE IN THE REGISTERED ADDRESS**

## PARTICULARS OF REGISTERED ADDRESS

| | |
|---|---|
| **Lodging Reference Number** | : CRA2509201800100 |
| **Company Number** | : 1274590-W |
| **Company Name** | : CANNISAPP SDN. BHD. |
| **Firm/Management Name** | : AMERITS CORPORATE SDN. BHD. |
| **New Registered Address** | : NO. 7-1, JALAN 109F, PLAZA DANAU 2, TAMAN DANAU DESA, 58100 KUALA LUMPUR W.P. KUALA LUMPUR |
| **Date Changed:** | : 21/09/2018 |

## DECLARATION

☑ I confirm that the facts and information stated in this document are true and to the best of my knowledge.

| | |
|---|---|
| **Name:** | : TANG LAI MENG |
| **Date of Application:** | : 25/09/2018 |

## LODGER INFORMATION

| | |
|---|---|
| **Name** | : TANG LAI MENG |
| **NRIC** | : 670901085199 |
| **Prescribed Body** | : Malaysian Institute of Accountants (MIA) |
| **License No/Membership No** | :MIA24398 |
| **Address** | : 22, JALAN 2, TAMAN KERAMAT INDAH, 34300 BAGAN SERAI PERAK MALAYSIA |
| **Phone No** | : 60362509310 |
| **Email** | : esourceconsulting@gmail.com |

ORIGINAL SIGHTED

TEO SOON MEI
Company Secretary
(MAICSA No.7018590)

Date : 0 2 OCT 2018


KAD PENGENALAN
MALAYSIA
IDENTITY CARD
MyKad

670716-10-5135

CHING [illegible] SOON

40 JALAN KELAB GOLF 13/6
KGSAAS GREEN MEADOW
40150 SHAH ALAM
SELANGOR

WARGANEGARA
LELAKI


KETUA PENGARAH
PENDAFTARAN NEGARA

670716-10-5135-04-01
(A0769602)

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